SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                                   reported):
                                  July 31, 2003
                -------------------------------------------------

                          Asbury Automotive Group, Inc.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
           ----------------------------------------------------------
                 (State or other jurisdiction of incorporation)


        5511                                           01-0609375
-----------------------                    -----------------------------------
(Commission File Number)                    (IRS Employer Identification No.)


              Three Landmark Square, Suite 500, Stamford, CT 06901
         --------------------------------------------------------------
                               ------------------
               (Address of principal executive offices) (Zip Code)


                                 (203) 356-4400
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits


Exhibit No.       Description

99.1              Press Release dated July 31, 2003

Item 9.  Regulation FD Disclosure.

         The registrant issued a press release on July 31, 2003, announcing its earnings for the second quarter and six months ended June 30, 2003, which press release is attached hereto as exhibit 99.1. This earnings release is also being furnished to the Commission under new Item 12 of Form 8-K.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ASBURY AUTOMOTIVE GROUP, INC.



Date:  July 31, 2003                By:  /s/ Kenneth B. Gilman
                                         -----------------------------
                                    Name:  Kenneth B. Gilman
                                    Title: Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release dated July 31, 2003